Exhibit 10.2(b)

                           MEMORANDUM

TO:       Roxanne M. Hellickson

FROM:     Home Federal Savings Bank

DATE:     May 20, 1997

RE:       Notice of Extension of Employment Contract

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     The Board of Directors (the Board) of Home Federal Savings
Bank has reviewed your formal performance evaluation performed by selected members of the Board. In connection therewith and pursuant to Section 1 of your contract, on May 20, 1997, the Board determined to extend your employment contract until May 20, 2000.

                                   HOME FEDERAL SAVINGS BANK


                              By:  /s/ Roger P. Weise
                                   --------------------
                                   Roger P. Weise
                                   President and
                                   Chief Executive Officer

                    EMPLOYEE ACKNOWLEDGEMENT

     I hereby acknowledge receipt of this notice of extension of the above-referenced contract and accept the extension of the term of such contract.

                                   EMPLOYEE


Dated: 7-22-97                By: /s/ James B. Gardner
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 (Correction from 5-20-97)         James B. Gardner